Long-Term Borrowings	3 Months Ended
Mar. 31, 2014
Long-Term Borrowings [Abstract]
Long-Term Borrowings

NOTE 6 — LONG-TERM BORROWINGS

The following table presents outstanding long-term borrowings, net of FSA. The FSA fair value adjustment is amortized as a cost adjustment over the remaining term of the respective debt and is reflected in Interest Expense.

Long-term Borrowings (dollars in millions)

	March 31, 2014			December 31, 2013
	CIT Group Inc.	Subsidiaries	Total	Total

Senior Unsecured Notes(1)	$ 13,531.8	$ 0.5	$ 13,532.3	$ 12,531.6
Secured Borrowings	-	5,976.5	5,976.5	5,952.9
Total Long-term Borrowings	$ 13,531.8	$ 5,977.0	$ 19,508.8	$ 18,484.5

(1)	Senior Unsecured Notes at March 31, 2014 were comprised of $8,243.1 million of Unsecured Notes, $5,250.0 million of Series C Notes and $39.2 million of other unsecured debt.
(2)	In April 2014, the Company sold the student loan business and the debt secured by the loans was extinguished.

Revolving Credit Facility

There were no outstanding borrowings under the Revolving Credit Facility at March 31, 2014 and December 31, 2013.  The amount available to draw upon at March 31, 2014 was approximately $1.4 billion, with the remaining amount of approximately $0.1 billion utilized for issuance of letters of credit.

The Revolving Credit Facility was amended in January 2014 to reduce the total commitment amount from $2.0 billion to  $1.5 billion and to extend the maturity date of the commitments to January 27, 2017.  The total commitment amount now consists of a $1.15 billion revolving loan tranche and a $350 million revolving loan tranche that can also be utilized for issuance of letters of credit. The applicable margin charged under the facility was unchanged, and for LIBOR loans was 2.50% and for Base Rate loans was 1.50% at March 31, 2014.  Further improvement in CIT’s long-term senior unsecured debt ratings to either BB by S&P or Ba2 by Moody’s would result in a reduction in the applicable margin to 2.25% for LIBOR based loans and to 1.25% for Base Rate loans.

The Revolving Credit Facility may be drawn and prepaid at the option of CIT. The unutilized portion of any commitment under the Revolving Credit Facility may be reduced permanently or terminated by CIT at any time without penalty.

The Revolving Credit Facility is unsecured and is guaranteed by eight of the Company’s domestic operating subsidiaries.  The facility was amended to modify the covenant requiring a minimum guarantor asset coverage ratio and the criteria for calculating the ratio.  The amended covenant requires a minimum guarantor asset coverage ratio ranging from 1.25 - 1.0 to the current requirements of 1.5 - 1.0 depending on the Company’s long-term senior unsecured, debt rating.

The Revolving Credit Facility is also subject to a $6 billion minimum consolidated net worth covenant of the Company, tested quarterly, and limits the Company’s ability to create liens, merge or consolidate, sell, transfer, lease or dispose of all or substantially all of its assets, grant a negative pledge or make certain restricted payments during the occurrence and continuance of an event of default.

Senior Unsecured Notes

Senior unsecured notes include notes issued under the “shelf” registration filed in March 2012, and Series C Unsecured Notes.  The notes filed under the shelf registration rank equal in right of payment with the Series C Unsecured Notes and the Revolving Credit Facility.

The following tables present the principal amounts of Senior Unsecured Notes issued under the Company’s shelf registration and Series C Unsecured Notes by maturity date.

Senior Unsecured Notes (dollars in millions)

Maturity Date	Rate (%)	Date of Issuance	Par Value
April 2014*	5.250%	March 2011	$ 1,300.0
February 2015*	4.750%	February 2012	1,500.0
May 2017	5.000%	May 2012	1,250.0
August 2017	4.250%	August 2012	1,750.0
March 2018	5.250%	March 2012	1,500.0
April 2018*	6.625%	March 2011	700.0
February 2019*	5.500%	February 2012	1,750.0
February 2019	3.875%	February 2014	1,000.0
May 2020	5.375%	May 2012	750.0
August 2022	5.000%	August 2012	1,250.0
August 2023	5.000%	August 2013	750.0
Weighted average and total	5.01%		$ 13,500.0

* Series C Unsecured Notes

On April 1, 2014, we repaid the maturing $1.3 billion Series C Unsecured Notes.

The Indentures for the Senior Unsecured Notes and Series C Unsecured Notes limit the Company’s ability to create liens, merge or consolidate, or sell, transfer, lease or dispose of all or substantially all of its assets. Upon a Change of Control Triggering Event as defined in the Indentures for the Senior Unsecured Notes and Series C Unsecured Notes, holders of the Senior Unsecured Notes and Series C Unsecured Notes will have the right to require the Company, as applicable, to repurchase all or a portion of the Senior Unsecured Notes and Series C Unsecured Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest to the date of such repurchase.

Other debt of $39.2 million includes senior unsecured notes issued prior to CIT’s reorganization.

Secured Borrowings

Set forth below are borrowings and pledged assets primarily owned by consolidated variable interest entities (“VIEs”). Creditors of these entities received ownership and/or security interests in the assets. The assets of the consolidated VIEs will be used to settle the liabilities of those entities and, except for the Company’s interest in the VIEs, are not available to the creditors or any affiliates of CIT.

Secured Borrowings and Pledged Assets Summary (1) (2) (dollars in millions)

	March 31, 2014		December 31, 2013
	Secured Borrowing	Pledged Assets	Secured Borrowing	Pledged Assets
Rail(3)	$ 1,296.3	$ 1,776.9	$ 931.0	$ 1,163.1
Aerospace(3)	2,288.4	4,010.3	2,366.1	4,126.7
International Finance	604.2	777.3	583.5	748.1
Subtotal - Transportation & International Finance	4,188.9	6,564.5	3,880.6	6,037.9
Corporate Finance	227.8	259.7	320.2	447.4
Commercial Services	334.7	1,748.9	334.7	1,453.2
Equipment Finance	1,044.3	1,328.1	1,227.3	1,499.7
Subtotal - North American Commercial Finance	1,606.8	3,336.7	1,882.2	3,400.3
Small Business Loans - Non Strategic Portfolios	180.8	209.2	190.1	220.1
Total	$ 5,976.5	$ 10,110.4	$ 5,952.9	$ 9,658.3

(1)   As part of our liquidity management strategy, we pledge assets to secure financing transactions (which include securitizations), borrowings from the FHLB and FRB, and for other purposes as required or permitted by law.

(2)   At March 31, 2014 we had pledged assets of $15.6 billion (including collateral for the FRB discount window and assets of the discontinued operation, amounts of which are not in the table above), which included $9.3 billion of loans (including amounts held for sale), $5.3 billion of operating lease assets, $0.9 billion of cash and $0.1 billion of investment securities.

(3)   At March 31, 2014 the GSI TRS related borrowings and pledged assets, respectively, of $963.6 million and $1.96 billion were included in Transportation & International Finance.  Not included in the table were $783.2 million and $879.8 million in discontinued operation borrowings and assets respectively.  The GSI TRS is described in Note 6 - Derivative Financial Instruments.

Variable Interest Entities

The Company utilizes VIEs in the ordinary course of business to support its own and its customers’ financing needs.

The most significant types of VIEs that CIT utilizes are ‘on balance sheet’ secured financings of pools of leases and loans originated by the Company where the Company is the primary beneficiary. The Company originates pools of assets and sells these to special purpose entities, which, in turn, issue debt instruments backed by the asset pools or sell individual interests in the assets to investors. CIT retains the servicing rights and participates in certain cash flows. These VIEs are typically organized as trusts or limited liability companies, and are intended to be bankruptcy remote, from a legal standpoint.

The main risks inherent in these secured borrowing structures are deterioration in the credit performance of the vehicle’s underlying asset portfolio and risk associated with the servicing of the underlying assets.

Lenders typically have recourse to the assets in the VIEs and may benefit from other credit enhancements, such as: (1) a reserve or cash collateral account that requires the Company to deposit cash in an account, which will first be used to cover any defaulted obligor payments, (2) over-collateralization in the form of excess assets in the VIE, or (3) subordination, whereby the Company retains a subordinate position in the secured borrowing which would absorb losses due to defaulted obligor payments before the senior certificate holders. The VIE may also enter into derivative contracts in order to convert the debt issued by the VIEs to match the underlying assets or to limit or change the risk of the VIE.

With respect to events or circumstances that could expose CIT to a loss, as these are accounted for as on balance sheet, the Company records an allowance for loan losses for the credit risks associated with the underlying leases and loans. The VIE has an obligation to pay the debt in accordance with the terms of the underlying agreements.

Generally, third-party investors in the obligations of the consolidated VIE’s have legal recourse only to the assets of the VIEs and do not have recourse to the Company beyond certain specific provisions that are customary for secured financing transactions, such as asset repurchase obligations for breaches of representations and warranties. In addition, the assets are generally restricted only to pay such liabilities.